UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020 (June 4, 2020)

FRED’S, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

6625 Lenox Park, Suite 200, Memphis, Tennessee 38115

(Address of principal executive offices) (Zip Code)

(901) 365-8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None (1)	N/A (1)	N/A (1)

(1)

On September 18, 2019, the NASDAQ Stock Market (“NASDAQ”) suspended trading of Fred’s, Inc. Class A common stock (“common stock”). NASDAQ filed a Form 25 with the U.S. Securities and Exchange Commission on October 11, 2019, to delist the common stock from the NASDAQ Global Select Market. The delisting was effective 10 days after the filing of the Form 25. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 was effective 90 days after the filing of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03. Bankruptcy or Receivership.

As previously reported, on September 9, 2019, Fred’s, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) each filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) (collectively, the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under the caption and case number, Fred’s, Inc., et al., Case No. 19-11984 (Jointly Administered). All documents filed with the Bankruptcy Court are available for inspection at https://dm.epiq11.com/Freds. Additionally, the Company has established a toll-free Restructuring Information Hotline for employees, suppliers, landowners, investors, and other interested parties, at (855) 543-5393.

Confirmation of Plan

On June 4, 2020, following a confirmation hearing held on June 1, 2020, the Bankruptcy Court entered Findings of Fact, Conclusions of Law, and Order Confirming the Modified Amended Joint Chapter 11 Plan for the Debtors (the “Confirmation Order”). The Confirmation Order confirmed the Modified Amended Joint Chapter 11 Plan for the Debtors (as amended, supplemented or otherwise modified, the “Plan of Liquidation”). Copies of the Plan of Liquidation and Confirmation Order are filed as Exhibit 2.1 and Exhibit 99.1, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 1.03.

Summary of Plan of Liquidation

The Plan of Liquidation, as confirmed by the Bankruptcy Court, provides for the appointment of a liquidating trustee (the “Liquidation Trustee”) and for the transfer of substantially all of the Debtors’ remaining assets to a liquidating trust (the “Liquidating Trust”). The Liquidating Trustee will administer the Plan of Liquidation and the Liquidating Trust. The Plan of Liquidation also provides for a liquidating trust advisory committee to provide input to the Liquidating Trustee on certain matters, and to have certain rights and authority as set forth in the liquidating trust agreement contemplated by the Plan of Liquidation. Among other things, the Liquidating Trustee will (i) liquidate and dissolve the Debtors that remain in existence on and after the effective date of the Plan of Liquidation (the “Effective Date”), (ii) resolve all disputed claims, (iii) make distributions to holders of allowed claims in accordance with the terms of the Plan of Liquidation, (iv) pursue, abandon or settle causes of action of the estates, which causes of action will be transferred to the Liquidating Trust upon the Effective Date, and (v) otherwise implement the Plan of Liquidation.

The Plan of Liquidation creates six classes of claims against and interests in the Debtors. Holders of allowed claims in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims) and Class 3 (General Unsecured Claims) are entitled to receive certain distributions under the Plan of Liquidation. Holders of claims in Class 4 (Intercompany Claims) and Class 5 (Section 510(b) Claims) and holders of interests in Class 6 (Equity Interests) will not receive any distributions or receive or retain any property under the Plan of Liquidation on account of such claims and interests. In addition, the Plan of Liquidation provides for the payment of Administrative Expense Claims, Priority Tax Claims and Professional Fee Claims. The Plan of Liquidation also implements the terms of certain settlements among various creditor constituencies, without which the Debtors believe recoveries to creditors would be materially reduced. Certain reserves may be created by the Liquidating Trustee for purposes of resolving disputed claims and ongoing disputes, and funding various costs and expenses associated with the administration of the Plan of Liquidation and the wind down of the Debtors’ businesses.

The Effective Date will be the business day selected by the Debtors on which: (a) no stay of the Confirmation Order is in effect; (b) all conditions precedent specified in Article XI of the Plan of Liquidation have been satisfied or waived (in accordance with Article XI of the Plan of Liquidation); and (c) the Plan of Liquidation is declared effective. The Effective Date is anticipated to be on or around June 19, 2020.

The foregoing description is a summary of the material terms of the Plan of Liquidation and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan of Liquidation filed as Exhibit 2.1 to this Current Report on Form 8-K. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Plan of Liquidation or Confirmation Order, as appropriate.

Cautionary Note Regarding the Company’s Common Stock

As of June 10, 2020, the Company had 39,060,971 shares of Class A common stock outstanding. Under the Plan of Liquidation confirmed by the Bankruptcy Court, the holders of the Company’s Class A common stock will not receive a distribution on account of their equity interests and the Company’s Class A common stock will be cancelled on the Effective Date. Even though the Company’s Class A common stock may continue to be quoted on the OTC Pink Market, under the Plan of Liquidation it has no underlying asset value and the Company’s stockholders should not view the trading activity of the Class A common stock on the OTC Pink Market or any other market or trading platform as being indicative of the value the Company’s stockholders will receive in connection with the liquidation of the Company.

No shares of the Company’s Class A common stock are being reserved for future issuance in respect of claims and interests filed and allowed under the Plan of Liquidation.

Assets and Liabilities

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on May 29, 2020 and furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2020, the Company reported total assets of $44,450,000 and total liabilities of $101,912,000 as of May 2, 2020.

Item 3.03. Material Modification to Rights of Security Holders.

As provided in the Plan of Liquidation, the obligations of any Debtor under any certificate, share, note, bond, indenture, purchase right, or other instrument or document, directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest, equity, or portfolio interest in the Debtors or any warrants, options, or other securities exercisable or exchangeable for, or convertible into, debt, equity, ownership, or profits interests in the Debtors giving rise to any Claim or Interest shall be cancelled and deemed surrendered as to the Debtors and shall not have any continuing obligations thereunder. The registered securities to be cancelled on the Effective Date include all of the Company’s Class A common stock and related share purchase rights.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan of Liquidation provides that the Company’s board of directors will be dissolved and its officers will be dismissed on the Effective Date. As provided in the Plan of Liquidation, each of the Company’s directors, Heath B. Freeman, Timothy A. Barton, Dana Goldsmith Needleman, Steven B. Rossi and Thomas E. Zacharias and the Company’s remaining officers, including Mark Renzi, Chief Restructuring Officer, will cease to be directors and officers of the Company on the Effective Date.

Forward Looking Statements

Comments in this Current Report on Form 8-K and the Monthly Operating Report that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as “outlook,” “guidance,” “may,” “should,” “could,” “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “committed,” “continue,” or “will” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, strategic initiatives, including those relating to store closures and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our store closures and the related sales of inventory and real estate issues; (iii) our divestitures; (iv) conditions affecting the retail sector as a whole;(v) consolidation in the healthcare industry; (vi) our private brands; (vii) operational, supply chain and distribution difficulties; (viii) consumer demand and product mix; (ix) our employees; (x) risks relating to payment processing; (xi) our computer systems, and the processes supported by our information technology infrastructure; (xii) our ability to protect the personal information of our customers and employees; (xiii) cyber-attacks; (xiv) changes in governmental regulations; (xv) the outcome of legal proceedings, including claims of product liability; (xvi) insurance costs; (xvii) tax assessments and unclaimed property audits; (xviii) current economic conditions; (xix) the terms of our indebtedness, including the covenants set forth in the documents governing such indebtedness; (xx) our ability to remediate the material weaknesses in our internal controls over financial reporting and otherwise maintain effective internal controls over financial reporting; (xxi) our largest stockholder holding a significant percentage of our outstanding equity; (xxii) our ability to attract and retain talented executives; (xxiii) any strategic alternatives that we decide to pursue, if any; (xxiv) the effects of public health emergencies, including the COVID-19 pandemic; (xxv) risks related to the trading of the Company’s common stock on the OTC Pink Market; (xxvi) the risks and uncertainties relating to the Company’s Chapter 11 Cases, including but not limited to, our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on our Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases; (xxvii) the conditions to which our debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside our control; and (xxviii) the factors listed under Item 1A: “Risk Factors” in our Annual Report on Form 10-K, filed on May 3, 2019, with the Securities and Exchange Commission, under Part II, Item 1A: “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended May 4, 2019 and in any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Modified Amended Joint Chapter 11 Plan for the Debtors.

99.1	Findings of Fact, Conclusions of Law, and Order Confirming the Modified Amended Joint Chapter 11 Plan for the Debtors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S, INC.

Date: June 10, 2020	By:	/s/ Mark Renzi
	Name:	Mark Renzi
	Title:	Chief Restructuring Officer